UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________________
FORM 8-K
CURRENT REPORT
______________________________
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 1, 2022
CATALENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36587	20-8737688
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

14 Schoolhouse Road
Somerset,	New Jersey	08873
(Address of registrant's principal executive office)		(Zip code)
(732) 537-6200
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 203.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CTLT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.

On November 1, 2022, Catalent, Inc. (the "Company") issued an earnings release setting forth the Company's financial results for its first quarter ended September 30, 2022. As previously announced, the Company reorganized its operating and reporting segments as of July 1, 2022. This reorganization has no impact on the Company’s historical consolidated financial position, results of operations, or cash flows. In order to have available to investors historical information on a basis consistent with its new reporting structure, the Company’s release includes recasted historical segment information that conforms to the new reporting structure. Thus, included in the Company’s earnings release are supplemental schedules containing unaudited recast segment data for the three months ended September 30, 2021 and 2020, the three and six months ended December 31, 2021 and 2020, the three and nine months ended March 31, 2022 and 2021, the three months ended June 30, 2022 and 2021, and the fiscal years ended June 30, 2022, 2021, and 2020. The recast financial information contained in Exhibit 99.1 does not represent a restatement or reissuance of previously issued financial statements. The earnings release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.
The unaudited recast segment information in this item 2.02, including the exhibits in item 9.01, is based on and should be read in conjunction with the Company’s Annual Report on Form 10-K for the year ended June 30, 2022 and the Company’s quarterly reports on Form 10-Q for the periods ended September 30, 2021, December 31, 2021 and March 31, 2022.
As provided in General Instruction B.2 of Form 8-K, Exhibit 99.1 and the information contained in this Item 2.02 of this Current Report on Form 8-K shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall they be deemed to be incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 5.07. Submission of Matters to a Vote of Security Holders

On October 27, 2022, the Company held its 2022 Annual Meeting of shareholders, at which shareholders voted on the matters disclosed in the Company’s definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 16, 2022 (the “Proxy Statement”). The final voting results for the matters submitted to a vote of shareholders were as follows:

Proposal No. 1 - Election of Directors

The Company’s shareholders elected the persons listed below as directors for a one-year term expiring at the 2023 Annual Meeting or until their respective successors are duly elected and qualified:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Madhavan Balachandran	160,740,735	3,692,669	20,264	2,459,442
Michael J. Barber	163,212,543	1,221,017	20,108	2,459,442
J. Martin Carroll	155,422,585	9,010,732	20,351	2,459,442
John Chiminski	162,116,053	2,318,249	19,366	2,459,442
Rolf Classon	162,970,071	1,463,493	20,104	2,459,442
Rosemary A. Crane	160,339,053	4,094,375	20,240	2,459,442
Karen Flynn	163,970,691	463,874	19,103	2,459,442
John Greisch	162,674,908	1,457,186	321,574	2,459,442
Christa Kreuzburg	161,769,883	2,663,548	20,237	2,459,442
Gregory T. Lucier	142,147,182	22,286,324	20,162	2,459,442
Alessandro Maselli	164,312,311	121,754	19,603	2,459,442
Donald E. Morel, Jr.	164,203,097	230,481	20,090	2,459,442

Jack Stahl	164,208,881	224,568	20,219	2,459,442
Peter Zippelius	164,208,697	224,210	20,761	2,459,442

Proposal No. 2 - Ratification of Independent Registered Public Accounting Firm

The Company’s shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2023.

FOR	AGAINST	ABSTAIN
165,451,354	1,442,665	19,091

Proposal No. 3 - Non-Binding Vote on Executive Compensation (Say-on-Pay)

The Company’s shareholders approved, in a non-binding advisory vote, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
156,798,263	7,319,365	336,040	2,459,442

Item 9.01     Financial Statements and Exhibits.
d.    Exhibits. The following exhibits are filed (or, in the case of Exhibit 99.1, furnished) as part of this Current Report on Form 8-K.

Exhibit No.	Description
99.1	Earnings release, November 1, 2022, issued by Catalent, Inc.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Catalent, Inc.
(Registrant)

By:	/s/ STEVEN L. FASMAN
Steven L. Fasman
Executive Vice President, Chief Administrative Officer

Date: November 1, 2022
3